                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

February 7, 2001

To Our Shareholders:

    We are pleased to submit to you our annual report for Cohen & Steers Special Equity Fund for the quarter and year ended December 31, 2000. The net asset value at that date was $26.60 per share. In addition, two distributions were declared in December 2000. A semi-annual dividend of $0.68 per share was declared for shareholders of record on December 14, 2000 and paid on December 15, 2000; in addition, a special income distribution of $0.26 per share was declared for shareholders of record on December 28, 2000 and paid on January 4, 2001. The Fund did not make a capital gains distribution in 2000.

2000 INVESTMENT REVIEW

    In the fourth quarter of 2000, the Fund had a total return of 4.4%, outperforming both the NAREIT Equity REIT Index*, which had a total return of 3.7%, and the Standard & Poor's 500 Index, which had a total return of -7.8%. For the full year in 2000 the Fund had a total return of 3.4%; by comparison, the NAREIT Equity REIT Index total return was 26.4% and the Standard & Poor's 500 Index total return was -9.1%.

    While the Fund's investment performance in 2000 exceeded the broader market averages, we were disappointed by its performance relative to real estate securities benchmarks. The under-performance occurred during the first half of the year when the Fund's holdings in companies applying technology to the real estate business were hurt by the NASDAQ correction and the ensuing capital flight away from those companies. We determined that these companies could not execute their business plans without access to capital, and therefore eliminated them from the portfolio (while one of these holdings, FrontLine Capital Group, remains in the portfolio, this company will focus exclusively on the executive office suite business). These changes to the portfolio, together with the strong performance by our holdings in the Office, Health Care, Hotel, and Homebuilding sectors, enabled the Fund to outperform its benchmarks over the second half and earn a positive total return for the year.

    Real estate securities had a spectacular year in 2000, ending a two-year bear market that spanned 1998-99. In fact, REIT investment returns relative to stocks reached the widest margins ever recorded. Accelerating real estate fundamentals lifted the sector from historically low valuation levels. Occupancies and rent growth in most property types were stronger than expected, as the pace of U.S. GDP growth through the first half of 2000, approximately 6%, was the strongest since 1984. Consequently, REIT earnings grew approximately 10%, which was ahead of Wall Street's expectations at the beginning of the year. By contrast, corporate America unleashed a barrage of earnings disappointments in the second half of 2000 as economic growth slowed precipitously. On the heels of the NASDAQ crash, the earnings crisis in the broader market served to refocus investor attention on the stability and strength in earnings for real estate securities, and valuation multiples expanded modestly as a result.

SIGNIFICANT HOLDINGS

    Three of the Fund's top five holdings over the year had outstanding investment performance in 2000. However, the other two large holdings performed poorly and explain most of the Fund's under-performance compared to its benchmarks. What follows is a brief recap of last year's performance for these holdings:

     BROOKFIELD PROPERTIES (72.8% TOTAL RETURN IN 2000) benefited from spectacular rent growth and appreciation in property values in downtown office markets, particularly New York City, and from proactive leasing and sale activity by management. With over $1 billion in balance sheet resources, the company is poised to capitalize on what we believe will be an improving acquisition climate.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

     VENTAS (58.8% TOTAL RETURN IN 2000), a nursing home REIT, benefited from an agreement with its principal tenant, Vencor, for a restructured lease that will enable Vencor to emerge from bankruptcy. Together with recently enacted legislation that increases Medicare funding for nursing homes, these factors should allow Vencor to achieve financial stability and allow Ventas to initiate quarterly dividends in 2001.

     STARWOOD HOTELS & RESORTS WORLDWIDE (53.4% TOTAL RETURN IN 2000) was propelled by greater-than-expected revenue and earnings growth for hotel owners. Management, which has been underrated in our view, is developing a strong track record by turning around the Sheraton brand and harvesting untapped asset value.

     ALEXANDER'S (-14.3% TOTAL RETURN IN 2000) was a disappointment because of continued delays in signing a lead office tenant for its 1.3 million square foot mixed-use development in New York City. We are confident that rental rates in New York support significant value creation potential in this important asset for the company, and we expect management to finally begin construction this year.

     FRONTLINE CAPITAL GROUP (-78.7% TOTAL RETURN IN 2000) was hurt by the market's devaluation of the telecommunication sector, which affected the company's division that provides telecommunication services to office buildings. Nevertheless, we are still very excited about the company's principal asset, HQ Global Workplaces, which is the largest executive office suite operator in the U.S. We believe that FrontLine's asset value exceeds its share price by a wide margin, and we look forward to management's recently announced intentions to realize that value in 2001.

2001 INVESTMENT OUTLOOK

    The current economic situation, while not without short-term challenges, is creating an intriguing real estate securities investment climate as property markets and share prices respond to changes in the economy. Economists are now forecasting just 2% GDP growth for the U.S. in 2001, which is less than half of last year's pace. As a result we expect a slowdown in demand for space in most property types. Because construction financing has been tight, occupancy rates are strong going into this slowdown; therefore, property markets are well positioned to weather the slowdown or even a mild recession. Looking forward, however, the Federal Reserve has responded swiftly with an initial dose of monetary easing. This action, combined with other factors such as declining oil prices or potential fiscal stimulus, could lead to an improvement in economic growth by the end of 2001.

    Unlike last year, REIT earnings growth in 2001 probably will not exceed expectations, but will be stable, barring a recession. We are forecasting REIT earnings growth of 9% in 2001, in large part due to the embedded earnings power unlocked as old leases are reset to higher market rents. Importantly, these growth expectations have held steady, due to the contractual nature of real estate's leases, while forecasts for S&P 500 earnings growth have been slashed to minimal levels. Looking out to 2002, several factors could help REIT earnings growth. First, the decline in interest rates will reduce interest expense on existing debt and provide cheaper capital for new investments. Second, we expect acquisitions to become more attractive, as property yields have begun to rise in response to the economic malaise and a tighter financing environment. Most importantly, if the Fed effectively stimulates economic growth, we would expect that demand and rent growth would resume in markets with strong occupancy rates, which would add to current earnings expectations.

    As we wrote in the third quarter report, we took steps last year to re-position the portfolio for a slowdown in the economy. Throughout 2001, however, we expect to focus increasingly on investment themes that would benefit from an improving economy. Property sectors that should benefit in this scenario include the Office, Regional Mall, and Hotel sectors. Geographically, property markets on the West Coast and in the Northeast should resume their upward trajectory, if the economy improves, because new supply has been modest and the current slowdown should not create enough

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

vacancy to prevent the resumption of rent growth. These new ideas likely will be funded with proceeds from the Health Care sector, where share prices have begun to reflect the improvement in Medicare funding, yet fundamentals would not necessarily benefit from a better economy. We will execute this strategy with a continued focus on REITs and other owners of income property, currently 87% of the portfolio, with a view that predicable growth will be rewarded in the current environment.

    In the fourth quarter we established an allocation to the Regional Mall sector. The Regional Mall sector has under-performed REITs for two years, and valuations appear to overly-discount several issues that face the sector. Specifically, the Fed's actions to stimulate the economy should help retail sales, which would allay concerns about retailer bankruptcies. In addition, the failure of nearly all of the independent 'e-tailing' start-ups has proved that the fears of the demise of bricks-and-mortar retailing were overblown. While we believe that the U.S. is 'over-stored' and new growth opportunities are limited, the share prices in the Regional Mall sector do not reflect the intrinsic growth prospects for Class-A regional malls, in our opinion.

    While real estate securities performance has been extraordinary relative to the broader market, investor sentiment is still quite reserved. REIT capital raising is at low levels, real estate mutual fund inflows are modest, and REIT valuations are still very attractive compared to historic ranges and relative to the broader market. In 2000 REITs demonstrated that they have strong management, attractive business plans, quality properties and strong fundamentals; and for the first time in two years the market rewarded those attributes with share price appreciation. Going forward, if REITs can deliver consistent earnings results, especially relative to the broader market, we believe that the investor interest could improve and valuations could follow. These factors, combined with our bottom-up fundamental perspective, lead us to conclude that real estate securities are well positioned to provide satisfactory investment results.

Sincerely,


             MARTIN COHEN          ROBERT H. STEERS


             MARTIN COHEN          ROBERT H. STEERS
             President             Chairman


                        JOSEPH M. HARVEY


                        JOSEPH M. HARVEY
                       Portfolio Manager


   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Special Equity Fund, Inc. is maximum capital appreciation over the long term through investment in real estate companies. The Fund pursues its investment objective by seeking investments in a limited number of companies which are engaged in the real estate industry or related industries, or in companies which own significant real estate assets and are believed by the investment advisor to have unrecognized intrinsic value. Investments are selected for long-term capital appreciation; current income is incidental to the Fund's investment objective.

    In 2000, the Fund's investment performance under-performed the total return of it's real estate securities benchmark but exceeded the total return of the S&P 500 Index. Real estate securities outperformed the broader market averages by record margins, in part due to better-than-expected earnings growth for real estate securities, which contrasts to earnings disappointments for many other sectors of the broader market. The Fund's under-performance versus it's real estate benchmark occurred during the first half of the year when its holdings in companies applying technology to the real estate business were hurt by the NASDAQ correction and the ensuing flight of capital away from those types of companies. However, the strong performance of the Fund's holdings in the Office, Health Care, Hotel, and Homebuilding sectors enabled the Fund to outperform its real estate benchmarks over the second half of the year, resulting in a positive total return for the year.



                                   AVERAGE ANNUAL TOTAL RETURNS
                                FOR THE PERIODS ENDED DEC. 31, 2000
         -------------------------------------------------------------
                                  1 YEAR    SINCE INCEPTION (5/8/97)
         -------------------------------------------------------------
         Fund                      3.38%            6.26%
         -------------------------------------------------------------
         NAREIT Equity'D'         26.37%            5.60%
         -------------------------------------------------------------
         S&P 500'D'               -9.10%           15.55%
         -------------------------------------------------------------




                               [PERFORMANCE GRAPH]


                         GROWTH OF A $10,000 INVESTMENT
                                 SINCE INCEPTION



                          COHEN & STEERS          NAREIT EQUITY REIT         S&P 500'D'
                        SPECIAL EQUITY FUND             INDEX'D'
----------------------------------------------------------------------------------------
           5/8/97*          10,000                       10,000                 10,000
          6/30/97           10,917                       10,794                 10,824
          9/30/97           13,627                       12,070                 11,635
         12/31/97           14,169                       12,281                 11,969
          3/31/98           13,742                       12,224                 13,638
          6/30/98           12,827                       11,663                 14,088
          9/30/98            9,660                       10,436                 12,687
         12/31/98            9,375                       10,131                 15,389
          3/31/99            8,881                        9,643                 16,155
          6/30/99           10,386                       10,615                 17,294
          9/30/99            9,337                        9,762                 16,213
         12/31/99           12,072                        9,663                 18,626
          3/31/00           11,324                        9,893                 19,054
          6/30/00           10,467                       10,935                 18,549
          9/30/00           11,960                       11,772                 18,369
         12/31/00           12,480                       12,210                 16,933


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*    Commencement of operations.

'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are based on April 30, 1997, the date nearest the Fund's inception date for which comparable performance data exist. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                      NUMBER        VALUE          % OF
                                                     OF SHARES    (NOTE 1)      NET ASSETS
                                                     ---------   -----------   ------------
EQUITIES
         Ventas....................................  1,012,400   $ 5,694,750       17.02%
        *Alexander's...............................     50,700     3,431,756       10.26
        *FrontLine Capital Group...................    196,200     2,608,847        7.80
         Starwood Hotels & Resorts Worldwide.......     64,100     2,259,525        6.75
         General Growth Properties.................     44,300     1,603,106        4.79
         Health Care Property Investors............     49,100     1,466,862        4.38
       **Brookfield Properties Corp................     83,000     1,458,855        4.36
        *Manor Care................................     68,500     1,412,813        4.22
         Equity Office Properties Trust Co.........     42,800     1,396,350        4.17
         Vornado Realty Trust......................     36,300     1,390,744        4.16
         Crescent Real Estate Equities Co..........     59,000     1,312,750        3.92
         Manufactured Home Communities.............     39,100     1,133,900        3.39
         SL Green Realty Corp......................     32,000       896,000        2.68
         Nationwide Health Properties..............     67,800       872,925        2.61
         Kilroy Realty Corp........................     29,400       839,737        2.51
         CBL & Associates Properties...............     32,400       820,125        2.45
         Reckson Associates Realty Corp............     32,400       812,025        2.43
         Host Marriott Corp........................     59,800       773,663        2.31
         Simon Property Group......................     31,400       753,600        2.25
         Taubman Centers...........................     58,900       644,219        1.92
        *Crescent Operating........................    261,400       163,375        0.49
                                                                 -----------      ------
             TOTAL EQUITIES (Identified
                cost -- $30,289,741)...............               31,745,927       94.87
                                                                 -----------      ------

                                                     PRINCIPAL
                                                       AMOUNT
                                                     ----------
COMMERCIAL PAPER
         Boeing Capital Corp., 6.25%, due 1/02/01
           (Identified cost -- $1,443,749).........  $1,444,000     1,443,749        4.31
                                                                  -----------      ------
TOTAL INVESTMENTS (Identified
  cost -- $31,733,490).............................                33,189,676       99.18
OTHER ASSETS IN EXCESS OF LIABILITIES..............                   273,474        0.82
                                                                  -----------      ------
NET ASSETS (Equivalent to $26.60 per share based on
  1,257,944 shares of capital stock outstanding)...               $33,463,150      100.00%
                                                                  -----------      ------
                                                                  -----------      ------

-------------------
 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges.
   The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on December 31, 2000 was $2,191,200 based on an exchange rate of 1 Canadian dollar to 0.66578 U.S. dollars.

                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
    Investments in securities, at value (Identified
       cost -- $31,733,490) (Note 1)........................  $ 33,189,676
    Cash....................................................           340
    Dividends receivable....................................       416,613
    Receivable for investment securities sold...............       395,825
    Receivable for fund shares sold.........................       208,203
    Unamortized organization costs and other assets
       (Note 1).............................................        32,525
                                                              ------------
         Total Assets.......................................    34,243,182
                                                              ------------
LIABILITIES:
    Payable for dividends declared..........................       325,368
    Payable for investment securities purchased.............       308,607
    Payable for fund shares redeemed........................        33,642
    Payable to investment adviser...........................        24,786
    Payable to administrator................................           677
    Other liabilities.......................................        86,952
                                                              ------------
         Total Liabilities..................................       780,032
                                                              ------------
NET ASSETS applicable to 1,257,944 shares of $0.001 par
    value common stock outstanding (Note 4).................  $ 33,463,150
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($33,463,150[div]1,257,944 shares outstanding)..........  $      26.60
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $ 61,090,937
    Distributions in excess of net investment income........      (208,799)
    Accumulated net realized loss on investments............   (28,875,174)
    Net unrealized appreciation on investments..............     1,456,186
                                                              ------------
                                                              $ 33,463,150
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income (Note 1):
    Dividend income (net of $5,284 of foreign withholding
       tax).................................................  $1,968,920
    Interest income.........................................     149,046
                                                              ----------
         Total Income.......................................   2,117,966
                                                              ----------
Expenses:
    Investment advisory fees (Note 2).......................     314,163
    Interest expense (Note 7)...............................     171,102
    Administration and transfer agent fees (Note 2).........     138,899
    Professional fees.......................................      77,751
    Reports to shareholders.................................      40,001
    Directors' fees and expenses (Note 2)...................      31,216
    Amortization of organization expenses (Note 1)..........      22,465
    Registration and filing fees............................      17,425
    Custodian fees and expenses.............................      14,490
    Miscellaneous...........................................      11,465
                                                              ----------
         Total Expenses.....................................     838,977
                                                              ----------
    Reduction of Expenses (Note 6)..........................     (12,353)
                                                              ----------
         Net Expenses.......................................     826,624
                                                              ----------
Net Investment Income.......................................   1,291,342
                                                              ----------
Net Realized and Unrealized Loss on Investments:
    Net realized loss on investments........................    (791,375)
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................     (24,517)
                                                              ----------
         Net realized and unrealized loss on investments....    (815,892)
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $  475,450
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2000   DECEMBER 31, 1999
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................     $ 1,291,342         $   220,029
         Net realized loss on investments.......        (791,375)         (7,132,338)
         Net change in unrealized
            appreciation/(depreciation)
            on investments......................         (24,517)         16,766,295
                                                     -----------         -----------
              Net increase in net assets
                resulting from operations.......         475,450           9,853,986
                                                     -----------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income..................      (1,291,242)           (121,783)
         Tax return of capital..................              --             (77,627)
                                                     -----------         -----------
              Total dividends and distributions
                to shareholders.................      (1,291,242)           (199,410)
                                                     -----------         -----------
    Capital Stock Transactions (Note 4):
         Decrease in net assets from Fund share
            transactions........................      (8,749,939)        (21,784,897)
                                                     -----------         -----------
              Total decrease in net assets......      (9,565,731)        (12,130,321)

Net Assets:
    Beginning of year...........................      43,028,881          55,159,202
                                                     -----------         -----------
    End of year (including distributions in
       excess of net investment income of
       $208,799 and $0 at December 31, 2000 and
       December 31, 1999, respectively).........     $33,463,150         $43,028,881
                                                     -----------         -----------
                                                     -----------         -----------

                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                              FOR THE PERIOD
                                               FOR THE YEAR ENDED DECEMBER 31,                MAY 8, 1997'D'
                                    ------------------------------------------------------        THROUGH
PER SHARE OPERATING PERFORMANCE:          2000               1999               1998         DECEMBER 31, 1997
--------------------------------    ----------------   ----------------   ----------------   -----------------
Net asset value, beginning of
  period..........................       $26.76            $ 20.88            $ 32.25             $25.00
                                         ------            -------            -------             ------
Income from investment operations:
    Net investment income.........         1.02               0.12               0.53               0.31
    Net realized and unrealized
      gain/(loss) on investments..        (0.16)              5.87             (11.39)              9.92
                                         ------            -------            -------             ------
        Total from investment
          operations..............         0.86               5.99             (10.86)             10.23
                                         ------            -------            -------             ------
Less dividends and distributions
  to shareholders from:
    Net investment income.........        (1.02)             (0.07)             (0.34)             (0.27)
    Net realized gain on
      investments.................           --                 --                 --              (2.59)
    Tax return of capital.........           --              (0.04)             (0.17)             (0.12)
                                         ------            -------            -------             ------
        Total dividends and
          distributions to
          shareholders............        (1.02)             (0.11)             (0.51)             (2.98)
                                         ------            -------            -------             ------
Net increase/(decrease) in net
  assets..........................        (0.16)              5.88             (11.37)              7.25
                                         ------            -------            -------             ------
Net asset value, end of period....       $26.60            $ 26.76            $ 20.88             $32.25
                                         ------            -------            -------             ------
                                         ------            -------            -------             ------
------------------------------------------------------------------------------------------------------------
Total investment return...........         3.38%             28.76%            -33.83%             41.68%(1)
                                         ------            -------            -------             ------
                                         ------            -------            -------             ------
------------------------------------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period
      (in millions)..................    $ 33.5            $  43.0            $  55.2             $135.9
                                         ------            -------            -------             ------
                                         ------            -------            -------             ------
    Ratio of expenses to average daily
      net assets (before expense
      reduction).....................      2.40%              2.21%              1.31%              1.35%(2)
                                         ------            -------            -------             ------
                                         ------            -------            -------             ------
    Ratio of expenses to average daily
      net assets (net of expense
      reduction).....................      2.37%              1.96%              1.28%              1.35%(2)
                                         ------            -------            -------             ------
                                         ------            -------            -------             ------
    Ratio of net investment income to
      average daily net assets (before
      expense reduction).............      3.67%              0.26%              1.68%              1.73%(2)
                                         ------            -------            -------             ------
                                         ------            -------            -------             ------
    Ratio of net investment income to
      average daily net assets (net of
      expense reduction).............      3.70%              0.51%              1.71%              1.73%(2)
                                         ------            -------            -------             ------
                                         ------            -------            -------             ------

    Portfolio turnover rate..........    58.99%             115.43%            112.32%             96.68%(1)
                                         ------            -------            -------             ------
                                         ------            -------            -------             ------

-------------------
 'D' Commencement of operations.
(1)  Not annualized.
(2)  Annualized.


                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 2000, the Fund increased distributions in excess of net investment income and decreased accumulated net realized loss on investments sold by $208,899. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000 the Fund had, for federal income tax purposes, an unused capital loss carryforward of $20,978,620, $6,065,253 and $1,314,704 expiring in 2006, 2007 and 2008, respectively.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 2000, the Fund amortized $22,465 in organization expenses.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund. For the year ended December 31, 2000, the Fund incurred $314,163 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2000, the Fund paid the Adviser $7,081 in fees under this administration agreement.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    In addition, Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Fund. Chase receives a monthly sub-administration fee, allocated to each of the Funds based on relative net assets (subject to a minimum fee of $90,000 per year for the Fund), at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets, 0.05% on the next $500 million of the Funds' average daily net assets and 0.03% on the Funds' average daily net assets in excess of $1 billion.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the year ended December 31, 2000, fees and related expenses accrued for non-affiliated directors totaled $31,216.

    Other: At December 31, 2000, there was one institutional investor owning 33% of the Funds' outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2000 totaled $20,570,932 and $32,001,176, respectively.

    At December 31, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.....................................  $34,250,087
                                                     -----------
Gross unrealized appreciation......................  $ 1,954,572
Gross unrealized depreciation......................  $(3,014,983)
                                                     -----------
Net unrealized appreciation........................  $(1,060,411)
                                                     -----------
                                                     -----------

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                     FOR THE                    FOR THE
                                   YEAR ENDED                 YEAR ENDED
                                DECEMBER 31, 2000          DECEMBER 31, 1999
                             -----------------------   -------------------------
                              SHARES       AMOUNT        SHARES        AMOUNT
                             --------   ------------   ----------   ------------
Sold.......................   122,394   $  3,086,542      255,578   $  5,946,184
Issued as reinvestment of
  dividends................    24,255        616,101        5,940        139,354
Redeemed...................  (496,509)   (12,452,582)  (1,296,024)   (27,870,435)
                             --------   ------------   ----------   ------------
Net decrease...............  (349,860)  $ (8,749,939)  (1,034,506)  $(21,784,897)
                             --------   ------------   ----------   ------------
                             --------   ------------   ----------   ------------

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. SUBSEQUENT EVENTS

    On December 29, 2000, the Board of Directors of the Fund declared a dividend of $0.26 per share payable on January 4, 2001 to shareholders of record on December 28, 2000.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $12,353 under this arrangement.

NOTE 7. BORROWINGS

    Through September 30, 2000, the Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., was a party to a $200,000,000 Credit Agreement (the 'Chase Credit Agreement') with The Chase Manhattan Bank, as Administrative Agent, and certain Lenders as identified in the Chase Credit Agreement. Effective October 1, 2000 and through December 19, 2000, State Street Bank and Trust Company became Administrative Agent, and the sole Lender, under the Chase Credit Agreement. Effective December 20, 2000, the Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., entered into a new $200,000,000 Credit Agreement (the 'State Street Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the State Street Credit Agreement.

    At December 31, 2000, the Fund had no loans outstanding. For the year ended December 31, 2000, the average daily balance of loans outstanding was $3,277,574 at a weighted average interest rate of 6.91%. The maximum amount of loans outstanding at any time during the year ended December 31, 2000 was $4,000,000. For the year ended December 31, 2000, the Fund paid commitment fees of $3,325 which are included under Miscellaneous expenses on the Statement of Operations. The loan is collateralized by the Fund's portfolio to the extent of the loan outstanding.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Special Equity Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Special Equity Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from May 8, 1997 (commencement of operations) to December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


                                                   PRICEWATERHOUSECOOPERS LLP


New York, New York
February 7, 2001

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       MEET THE COHEN & STEERS FAMILY OF FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                      [LOGO]                                              [LOGO]

                  COHEN & STEERS                                      COHEN & STEERS
               EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
       A, B, C AND I SHARES AVAILABLE

       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


            FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                      [LOGO]                                              [LOGO]

                  COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES


      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

       SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                           SYMBOL: CSRIX

             FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
               OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
       1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
         AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
 Director                              Chase Global Funds Services Co.
                                       73 Tremont Street
 George Grossman                       Boston, MA 02108
 Director                              (800) 437-9912

 Jeffrey H. Lynford                    CUSTODIAN
 Director                              The Chase Manhattan Bank, N.A.
                                       One Chase Manhattan Plaza
 Willard H. Smith, Jr.                 New York, NY 10081
 Director
                                       LEGAL COUNSEL
 Elizabeth O. Reagan                   Simpson Thacher & Bartlett
 Vice President                        425 Lexington Avenue
                                       New York, NY 10017
 Adam Derechin
 Vice President and Assistant          DISTRIBUTOR
 Treasurer                             Cohen & Steers Securities, Inc.
                                       757 Third Avenue
 Lawrence B. Stoller                   New York, NY 10017
 Assistant Secretary

                                       NASDAQ Symbol: CSSPX

                                       Website: www.cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Special Equity Fund, Inc. unless
                                       accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

                               COHEN & STEERS
                             SPECIAL EQUITY FUND




                             -----------------
                               ANNUAL REPORT
                             DECEMBER 31, 2000


COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                            STATEMENT OF DIFFERENCES

  The dagger symbol shall be expressed as...............................   'D'
  The division sign shall be expressed as............................... [div]